Exhibit 25.1


==============================================================================
                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|

                                 -------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                                 -------------

                      DAIMLERCHRYSLER MASTER OWNER TRUST

              (Exact name of obligor as specified in its charter)

Delaware                                                  Applied for
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


c/o Chase Manhattan Bank USA, N.A., as Owner Trustee
c/o JP Morgan Chase
500 Stanton Christiana Rd.
Newark, DE  19713                                         19713
Or such other address specified in the applicable
Prospectus Supplement
(Address of principal executive offices)                  (Zip code)

                      Auto Dealer Loan Asset Backed Notes
=============================================================================

                                                                EXHIBIT 7

1.            General information.  Furnish the following information as to the
              Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------------
     Name                                      Address
---------------------------------------------------------
      Superintendent of Banks of the State of                  2 Rector Street, New York,
      New York                                                 N.Y.  10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York 33 Liberty Plaza, New York,
                                                               N.Y. 10045

      Federal Deposit Insurance Corporation                    Washington, D.C. 20429

      New York Clearing House Association                      New York, New York  10005

 (b)  Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17
      C.F.R. 229.10(d).

      1.   A copy of the Organization Certificate of The Bank of New York
           (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement
           No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with
           Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6.   The consent of the Trustee required by Section 321(b) of the Act.
           (Exhibit 6 to Form T-1 filed with Registration Statement No.
           33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                                                  Exhibit 25.1


                                   SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of May, 2002.


                                    THE BANK OF NEW YORK



                                    By:    /s/  STACEY POINDEXTER
                                       ---------------------------------
                                       Name:   STACEY POINDEXTER
                                       Title:  ASSISTANT TREASURER

                                                                     EXHIBIT 7
-----------------------------------------------------------------------------

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,


a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                Dollar Amounts
ASSETS                                                                            In Thousands

Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin...........................................                            $3,163,218
   Interest-bearing balances...........................                             5,923,554
Securities:
   Held-to-maturity securities.........................                             1,210,537
   Available-for-sale securities.......................                             9,596,941
Federal funds sold and Securities purchased
   under agreements to resell..........................                             4,723,579
Loans and lease financing receivables:
   Loans and leases held for sale......................                             1,104,560
   Loans and leases, net of unearned
     income...............36,204,516
   LESS: Allowance for loan and
     lease losses............608,227
   Loans and leases, net of unearned
     income and allowance..............................                            35,596,289
Trading Assets.........................................                             8,039,857
Premises and fixed assets (including
   capitalized leases).................................                               836,786
Other real estate owned................................                                 1,292
Investments in unconsolidated subsidiaries
   and associated companies............................                               207,616
Customers' liability to this bank on
   acceptances outstanding.............................                               292,295
Intangible assets......................................
   Goodwill............................................                             1,579,965
   Other intangible assets.............................                                18,971
Other assets...........................................                             5,723,285
                                                                                --------------
Total assets...........................................                           $78,018,745
                                                                                ==============

                                     -4-



==================================================================================================================================
                                                                                Exhibit 25.1

LIABILITIES
Deposits:
   In domestic offices.................................                           $28,786,182
   Noninterest-bearing.......................12,264,352
   Interest-bearing..........................16,521,830
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                            27,024,257
   Noninterest-bearing..........................407,933
   Interest-bearing..........................26,616,325
Federal funds purchased and securities sold
   under agreements to repurchase......................                             1,872,762
Trading liabilities....................................                             2,181,529
Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases).......                                     1,692,630
Bank's liability on acceptances executed and
   outstanding.........................................                               336,900
Subordinated notes and debentures......................                             1,940,000
Other liabilities......................................                             7,217,748
Total liabilities......................................                           $71,052,008
EQUITY CAPITAL
Common stock...........................................                             1,135,284
Surplus................................................                             1,050,729
Retained earnings......................................                             4,266,676
Accumulated other comprehensive income.........                                        13,733
Other equity capital components.....................                                        0
---------------------------------------------------------------------------------------------
Total equity capital...................................                             6,466,422
                                                                                -------------
Total liabilities and equity capital...................                           $78,015,745
                                                                                =============


===============================================================================

                                                                      EXHIBIT 7



         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Mastro,
                                        Senior Vice President and Comptroller
         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                       Directors
Alan R. Griffith


------------------------------------------------------------------------------



                                     -6-